UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 3, 2004

                                ----------------

                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)

                                 ---------------

          Delaware                        0-24036                42-1419757
(State or other jurisdiction of      (Commission File)         (IRS Employer
incorporation or organization)             Number            Identification No.)

                   301 First Avenue East, Oskaloosa, IA 52577
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (641) 673-8328

                               -------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 31, 2004, Director Norman P. Zimmerman resigned from the Board of Directors of Horizon Financial Services Corporation. Mr. Zimmerman resigned due to moving away from the area.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          HORIZON FINANCIAL SERVICES CORPORATION


Date:  September 3, 2004                  /s/ Robert W. DeCook
       -----------------                  --------------------------------------
                                          Robert W. DeCook
                                          President and Chief Executive Officer